Convertible Loans	12 Months Ended
Dec. 31, 2021
Disclosure of loans and advances to customers [text block] [Abstract]
CONVERTIBLE LOANS

NOTE 9: - CONVERTIBLE LOANS

The Company entered into convertible loan agreements dated November 27, 2017 (“Convertible Loans”) with three individuals, of which one is an officer of the Company (the “Lenders”), for an aggregate amount of $144. The loans are convertible at any time and at each Lender’s sole discretion, into an aggregate total of 956,333 Ordinary shares of the Company or repaid at the earlier of (i) the lapse of five years; (ii) an initial public offering of the Company’s shares or (iii) upon a Deemed Liquidation Event as defined in the Company’s Articles of Association. The loans bear 2% interest compounded annually. In addition, the Lenders were granted the right to purchase a total of 2,690,623 INX Tokens.

Until 2018, the Company received $144, in consideration for the convertible loans and INX Tokens, of which $5 were attributed to the fair value of the INX Tokens. The fair value of the loans received until 2018, amounted to $93, resulting in an effective interest rate of 60% and the balance of $46, was attributed to the conversion option, which was recorded in equity.

In the years ended December 31, 2021 and 2020, interest and amortization of discount on the convertible loans amounted to $0 and $3, respectively.

On February 25, 2021, holders of Convertible loans exercised their right under their loan agreements and converted the outstanding amounts provided by them to the Company under such loan agreements into an aggregate of 956,333 Ordinary Shares of the Company.